SENTRY LIFE INSURANCE COMPANY
                           Sentry Variable Account II


                         SUPPLEMENT DATED APRIL 30, 2009

              TO THE VARIABLE ANNUITY PROSPECTUS DATED MAY 1, 2004,
                           AND SUBSEQUENT SUPPLEMENTS



This supplement updates certain information contained in the prospectus for your variable annuity contract issued by Sentry Life Insurance Company. Please keep this supplement together with your prospectus for future reference.

Effective May 1, 2009, the following changes will be implemented:

o The Janus Aspen Series Mid Cap Growth Portfolio will change its name to "Enterprise Portfolio." This portfolio will eliminate its policy to invest at least 80% of its net assets in equity securities selected for their growth potential. No change is anticipated in the day-to-day management of the portfolio as a result of the elimination of this policy.

    The portfolio will pursue its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index.

o The Worldwide Growth Portfolio will change its name to "Worldwide Portfolio." There is no change in the investment objective or the investment management.



         Investors in these portfolios should consider this information in making a long-term investment decision.